Fourth Quarter 2018


Photo by
Debra Sherts


chris off the
edge photography


Photo by
Jackie Miles


Photo by
Feng Pan

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 23, 2019 as well as the Form 10-K for the year ended December 31, 2017 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$ 11.9B
Deposits	$ 9.5B
Loans	$ 8.9B
Offices	182
Employees	2,100



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank

Recent Additions

	2014 Q2 SW Oregon Branches	2015 Q1 Siuslaw Bank	2015 Q4 AmericanWest Bank	2018 Q4 Skagit Bank
Assets	$ 0.2B	$ 0.4B	$ 4.5B	$ 0.9B
Deposits	$ 0.2B	$ 0.3B	$ 3.6B	$ 0.8B
Loans	$ 0.1B	$ 0.2B	$ 3.0B	$ 0.6B
Offices	6	10	98	11

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

BANNER CORPORATION

Population Estimate (millions)	2017	2030	Growth
Washington	7.4	8.6	16%
Oregon	4.2	4.8	17%
Idaho	1.7	2.0	15%
California	39.5	46.5	17%
Region	52.8	61.9	16%
United States	***325.7***	***363.6***	***12%***

- All 4 Banner states are among the fastest growing in the U.S.
- Region has ~16% of U.S. population but will drive ~24% of its growth.

Strong Population Growth Forecast


United States
Washington
Oregon
Idaho
California
2007 to 2017
2017 to 2030
Rank: 7th
10th
14th
9th
9th
14th
18th
7th
0%
5%
10%
15%
20%
25%


CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
WY
Medford
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank

Source: U.S. Census Bureau

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Natural Resources	Weyerhaeuser, TRIMARINE, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

Growing revenue

Guard and improve reputation


J.D. POWER
BANNER BANK

Ranked highest in Northwest for second consecutive year:
J.D. Power 2018 U.S. Retail Banking Satisfaction Study℠

Ranked "Best Regional Bank" in the U.S.:
Bankrate.com/ MONEY

2017 Bankrate BEST REGIONAL BANK

Ranked in top 100 (third consecutive year) in
Forbes 2019 "Best Banks in America"

Received highest rating:
BauerFinancial Star Rating™

Seattle/Spokane SBA District:
Named "Regional Lender of the Year" in 2017, 2016 and 2015
Named "Community Lender of the Year" in 2014 and 2013

Portland SBA District:
Named "Star Performer" in 2017, 2016 and 2015

Released from enhanced regulatory oversight (April 2012)

Repurchased 100% of Senior Preferred Stock (f/k/a TARP):
$124 million during 2012

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
12/31/18	286,675	4.6%[1]	156,937	1.4%[1]
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~103% since 2009, an 8% compound annual growth rate.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has more than doubled.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

[1] Year-over-year growth rates exclude accounts acquired from Skagit Bank, while number of accounts include them.

Growing revenue

BANNER CORPORATION

Grow core revenue

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
12/31/18	$ 139M	18.9%	$ 512M	8.7%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
150
125
100
75
50
25
0
Other Income
Net Interest Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Grow deposit fees

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
12/31/18	$ 12.5M	15.7%	$ 48.1M	10.6%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix

12/31/2009


Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev

12/31/2018


Coml & Ag
18%
Securities
19%
CRE Owner
13%
7%
Consumer
9%
Res Mortgage
7%
CRE Investor
27%
Res Const/Dev

$ Billions	12/09	12/18
Securities	0.6	2.0
Coml & Ag	0.9	1.9
CRE Owner	0.5	1.4
CRE Investor	0.9	2.9
Res Const/Dev	0.5	0.7
Res Mortgage	0.7	1.0
Consumer	0.3	0.8
Total	4.4	10.7

Improve Funding Mix

12/31/2009


14%
Non-Interest Bearing
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%

12/31/2018


Certificates of Deposit
13%
FHLB & Other
7%
36%
Non-Interest Bearing
Interest Bearing and Savings
44%

$ Billions	12/09	12/18
Non-Interest	0.6	3.7
Interest Bearing	1.3	4.5
CDs	2.0	1.3
FHLB & Other	0.4	0.8
Total	4.3	10.3

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
12/31/18	$ 8,157M	13.0%	86%
12/31/09	$ 1,924M	16.8%	50%



Noncore Deposits
Core Deposits
Core Deposit %
Billions
10
8
6
4
2
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Reduce deposit costs

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
12/31/18	$ 7.5M	0.32%	$ 20.6M	0.24%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
12/31/18	93%
12/31/09	98%



Net Noncore Funding Dependence
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over)
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Deposits
Loans
Loan-to-Deposit Ratio
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
10
8
6
4
2
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
12/31/18	$ 117M	4.47%	$ 431M	4.43%
12/31/09	$ 39M	3.53%	$146M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
Net Interest Margin
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over)
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



8%
7%
6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
12/31/18	$ 91M	8.8%	$335M	4.4%
12/31/09	$ 31M	-10.1%	$132M	-2.5%



Efficiency Ratio
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
12/31/18	$ 16 M	0.18%	$ 3 M	0.04%
12/31/09	$214 M	5.53%	$ 78 M	2.01%



ALLL to Total Loans
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over)
Peer Top Quartile
Peer Median
* At 12/30/18, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.40%.
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE/TA
12/31/18	10.98%	9.62%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
Gray band spans 3rd quartile of Group 1 ($10B and over)
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
Billions
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

Growing revenue
Protecting net interest margin
Spending carefully
Maintaining a moderate risk profile
Employing capital wisely

Employing capital wisely

Maintain premium to tangible book value
Pay appropriate dividends
Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV

Quarter Ending	Stock Price [1]	TBV	Price / TBV
12/31/18	$ 54.25*	$ 31.45	172%
06/30/10	$ 15.07	$ 29.03	52%

Maintain favorable stock price to EPS

Quarter Ending	Stock Price [1]	EPS LTM	P/E Ratio
12/31/18	$ 54.25*	$ 4.15	13.1x
06/30/10	$ 15.07	$ -8.06	n/m



$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
Tangible BV per Share
Banner Stock Price
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
Earnings LTM
Banner Stock Price
Tangible BV per Share
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

[1] Average closing price for the month following quarter-end.

* *Through January 23rd*

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance
Clients by delivering super community bank service and products
Employees by offering opportunity and reward
Communities by providing capital and staying involved